READING INTERNATIONAL

2021

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 8, 2021

READING INTERNATIONAL

DISCLAIMERS

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward-looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

This presentation is intended to summarize the projects on which we are working and our plan for moving our Company forward.

Many of the projects are in their early stages and will be subject to various Governmental and Board approvals. Accordingly, no assurances can be given that the plans discussed herein will be achieved.

We are a diversified international company and, for risk management and other business reasons, operate and hold our assets through and in various subsidiary entities. Accordingly, when using terms such as "we," "our" or "us," we are using such terms to include our company on a consolidated basis and not to negate, undercut or adversely impact the legal separateness of such subsidiaries.

FINANCIAL RECONCILIATIONS

We use EBITDA in the evaluation of our Company's performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an accepted industry-wide comparative measure of financial performance. It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, and it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers, market expectations and our creditworthiness. It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States of America and it should not be considered in isolation or construed as a substitute for net income (loss) or other operations data or cash flow data prepared in accordance with generally accepted accounting principles in the United States for purposes of analyzing our profitability. The exclusion of various components, such as interest, taxes, depreciation, and amortization, limits the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds may be subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time.

EBITDA also fails to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

Adjusted EBITDA. Using the principles we consistently apply to determine our EBITDA, we further adjust EBITDA for certain items we believe to be external to our core business and not reflective of our costs of doing business or results of operation. Such items may include (i) legal expenses relating to extraordinary litigation and (ii) any other items that can be considered non-recurring in accordance with the two-year SEC requirement for determining an item is non-recurring, infrequent or unusual in nature.

DIVERSIFIED OWNER/OPERATOR OF REAL ESTATE & CINEMA ASSETS IN THREE COUNTRIES

Real Estate Portfolio

AUSTRALIA

738,115 SF	3 mixed-use centers anchored by Reading Cinemas and 69 other third-party tenants
88,824 SF	2 parcels improved with Reading Cinemas
8,956 SF	Office building in Melbourne CBD (one third-party tenant)

NEW ZEALAND

161,082 RSF	Mixed-use center anchored by Reading Cinemas, parking lots and 3 other third-party tenants
113,828 SF	3 parcels improved with Reading Cinemas and 1 third-party tenant

UNITED STATES

up to 73,113 RSF	Newly constructed retail/office building in NYC
21,000 SF	75% interest in NYC building (potential to build 96,000 SF)
14,000 SF	2 Off Broadway Live Theatre fee properties in NYC
24,000 SF	Office building in Culver City, CA (50% rented to third-party)

- Reading Viaduct and adjacent properties in Philadelphia

Cinema Portfolio

AUSTRALIA

- 26 locations / 202 screens
- 4th largest exhibitor in terms of box office*†
- Brands – Reading Cinemas, State Cinema by Angelika (arthouse)
- Operations began in 1996 – over 25 years of operating experience

NEW ZEALAND

- 12 locations / 70 screens
- 3rd largest exhibitor in terms of box office*†
- Brand – Reading Cinemas
- Operations began in 2002 – almost two decades of operating experience

UNITED STATES

- 24 locations / 238 screens
- 10th largest exhibitor in terms of box office*
- Brands – Reading Cinemas, Consolidated Theatres, Angelika Film Center (arthouse)
- Operations in 7 states (including D.C.)
- Leading specialty exhibitor with Angelika brand and a market leader in Hawaii

* As of September 30, 2021.
† Gross Box Office data excludes Joint Ventures.

REAL ESTATE & CINEMA REVENUE

SYNERGISTIC DIVERSIFICATION STRATEGY KEY TO BRIDGING COVID-19 PANDEMIC


2020
*GLOBAL PROPERTY
16%
84%
*GLOBAL CINEMA
UNITED STATES
37%
AUSTRALIA
53%
10%
NEW ZEALAND


Q3 2021
*GLOBAL PROPERTY
10%
90%
*GLOBAL CINEMA
UNITED STATES
55%
AUSTRALIA
37%
8%
NEW ZEALAND

*Includes inter-segment revenue.

READING INTERNATIONAL

OUR MISSION

STRATEGICALLY DRIVE THE DEVELOPMENT AND OPERATION OF OUR GLOBAL REAL ESTATE & CINEMA ASSETS TO CREATE LONG-TERM STOCKHOLDER VALUE

IN 2020-2021, WE PROTECTED OUR STOCKHOLDERS BY MONETIZING FIVE STRATEGICALLY SELECTED PROPERTIES TO SHIELD THE MAJORITY OF OUR CASH GENERATING ASSETS THROUGH THE COVID-19 DOWNTURN. AS OUR CINEMA BUSINESS RECOVERS, WE WILL RE-FOCUS ON BUILDING OUR LONG-TERM REAL ESTATE ASSETS.

GENERATED $142.1 MILLION IN GROSS SALES PROCEEDS BY MONETIZING FIVE REAL ESTATE ASSETS



UNDEVELOPED LAND
MANUKAU, NEW ZEALAND
March 4, 2021
GROSS SALES PROCEEDS = $56.1M ($54.5M Net)



UNDEVELOPED LAND
COACHELLA, CALIFORNIA
March 5, 2021
GROSS SALES PROCEEDS = $5.5M ($5.3M Net)



AUBURN/REDYARD CENTRE & LAND
NEW SOUTH WALES, AUSTRALIA*
June 9, 2021
GROSS SALES PROCEEDS = $69.6M ($69.0M Net)



ROYAL GEORGE THEATRE
CHICAGO, ILLINOIS
June 30, 2021
GROSS SALES PROCEEDS = $7.1M ($6.8M Net)



LAND & BUILDING
INVERCARGILL, NEW ZEALAND*
August 30, 2021
GROSS SALES PROCEEDS = $3.8M ($3.8M Net)

* Leased back Reading Cinema.

STRONG RESPONSE TO
UNPRECEDENTED COVID-19 CRISIS

- Unlike other cinema and real estate companies, we protected our stockholders and did not issue equity thereby diluting existing stockholder positions (except nominal amounts under existing compensation programs).
- Within the first eight months of 2021, we generated $142 million in cash through the sale of five real estate assets that were not generating significant cash flow and would have required material capital investment to generate any meaningful increase in value.
- From December 31, 2020 through December 1, 2021, we reduced overall debt by 17% (or $49 million). Our gross global debt balance has decreased to $236 million.
- Renegotiated all significant US/AU/NZ lending arrangements to avoid any defaults.
- Since April 2020, renegotiated nearly all 48 third party leases, as cinema tenants, to defer/abate occupancy costs. With respect to occupancy costs related to 2020 and 2021, as of September 30, 2021:
    - $17.8 million abated
    - $13.7 million deferred, with varying repayment terms (up to 48 months)
- Accessed government subsidies for AU and NZ employees:
    - AU – in addition to subsidies received in 2020, we received AU$3.5 million in JobKeeper subsidies in 2021
    - NZ – in addition to subsidies received in 2020, we received NZ$288K from Wage Subsidy program in 2021
    - US – Not eligible for PPP or SVOG due to public company status
- Filed for various tax benefits permitted by the CARES Act in the US and various AU and NZ regulations.

COMMITTED TO PRESERVING LONG-TERM STOCKHOLDER VALUE

DUAL BUSINESS STRATEGY *Real Estate & Cinemas*	Pre-COVID, our relatively stable cinema cash flow allowed us to grow our real estate portfolio without disproportionately increasing our debt levels. Through COVID, and without our stable cinema cash flows, we monetized five real estate assets whose values were not materially adversely impacted by COVID-19. As our cinema business recovers, we will refocus on the conservative building of long-term value in our real estate portfolio.
INTERNATIONAL DIVERSIFICATION *Australia, New Zealand & United States*	RDI maintains sizable operations and assets in three countries - AU, NZ & US Through the ebbs and flows of the pandemic, we were able to strategically rely on various geographies as required. At the start of COVID-19, our AU and NZ assets provided some stability. As the US rolled out vaccinations in early 2021, our US assets were able to help support our global infrastructure.
STRONG BALANCE SHEET *Supported by Real Estate Portfolio*	In addition to almost $250 million in tangible real estate assets (valued on a historic cost basis), RDI's balance sheet, as of September 30, 2021, reflects cash and cash equivalents of almost $91 million. Diversified Property Portfolio – mixed-use centers, entertainment properties, office space and elevated historic viaduct and ancillary properties.
EXPERIENCED MANAGEMENT TEAM *Disciplined approach to growth*	Our Management team, with years of experience in both the real estate and exhibition industries, is ready to continue preserving the value in our real estate portfolio and is poised to usher our cinema business to recovery post COVID-19. Today, our disciplined approach to cinema expansion, which stopped us from paying high multiples for theaters that did not deserve it, has preserved our balance sheet value to date despite the impacts of COVID-19.

WE CONTINUE TO BELIEVE IN THE INDUSTRY

LIKE IT HAS DONE SINCE BEFORE THE BIRTH OF TELEVISION AND VIDEO, THE CINEMA INDUSTRY WILL SURVIVE COVID-19 AND STREAMING

- As our cinemas were permitted to open following COVID-19 closures, audiences have demonstrated an increasing willingness to return to movie theaters when quality, properly marketed Hollywood movies, were available.
- Global moviegoers will continue to embrace the shared community experience of movies on the Big Screen.
- Though theatrical windows are changing, Hollywood studios and independent distributors need theatrical engagements to create awareness for streaming and other platforms and achieve economic returns.
- Cinemas need to be prepared to deliver "wow" experiences
  - Big Screen Sight & Sound presentation
  - Delicious F&B
  - Quality Design
  - Exceptional Guest Experience
  - Value




#NMV

GLOBAL REAL ESTATE STRATEGY
2022-2023

- Taking into account experiences from the 2020-2021 COVID-19 pandemic, we will execute operational, marketing, leasing and capital investment strategies to engage with our communities and increase the value of our real estate assets.
- Complete the leasing of 44 Union Square, our key New York City development project.
- Advance re-development plans for our key assets in Wellington, NZ.

newmarket VILLAGE · CANNON PARK · THE BELMONT COMMON · Courtenay Central

CINEMAS 123 · 5995 SEPULVEDA · 44 UNION SQUARE · VIADUCT · 98 YORK STREET

AU/NZ REAL ESTATE PORTFOLIO

7 multi-tenanted properties featuring 270,680 RSF (25,147 m²) of third-party space

73 existing third-party tenants occupying 254,641 SF (23,657 m²)

94% occupancy in key AU/NZ multi-tenanted centers

6 land parcels improved with Reading Cinemas

*Data as of September 30, 2021.


READING CINEMAS

newmarket
VILLAGE

MIXED-USE DEVELOPMENT ANCHORED BY CINEMA IN BRISBANE CITY (QLD)

NEWMARKET VILLAGE ANCHORS AU REAL ESTATE PORTFOLIO



- 25.6% Reading Cinemas
- 22.8% Grocery & Drug store
- 19.4% Food & Beverage
- 9.0% Office
- 7.6% Medical related
- 5.7% Other Retail
- 3.5% Other Leisure
- 6.3% Vacant

Third Party Tenants	45
Anchor Tenants	Coles Supermarket Reading Cinemas Newmarket Hotel by ALH
Net Rentable Square Feet	164,991 SF (15,328 m^2)
Average Occupancy as of 9/30/2021	91.5%*
Weighted Average Lease Term	4.1 years**
7 New Leases – 01/01/2021 to 9/30/2021	11,581 SF (1,076 m^2)

*Excludes Reading Cinemas.
** Reading Cinemas lease excluded from Weighted Average Lease Term.

CANNON PARK

CINEMA ANCHORED CENTER IN TOWNSVILLE (QLD)



- 43.4% Leisure
- 20.8% Reading Cinemas
- 21.0% Food & Beverage
- 8.1% Service
- 3.2% Government Tenant
- 3.6% Vacant

Third Party Tenants	15
Anchor Tenants	Reading Cinemas Kingpin Queensland Gov't Dept of Transport
Net Rentable Square Feet	133,032 SF (12,359 m²)
Average Occupancy as of 9/30/2021	95.5%*
Weighted Average Lease Term	2.3 years**
1 New Lease – 01/01/2021 to 9/30/2021	1,399 SF (130 m²)
3 Renewed Leases - 01/01/2021 to 9/30/2021	11,388 SF (1,058 m²)

* Excludes Reading Cinemas.
** Reading Cinemas lease excluded from Weighted Average Lease Term.

THE
BELMONT
COMMON

CINEMA ANCHORED CENTER IN PERTH (WA)



75.0% Reading Cinemas
23.6% Food & Beverage
1.4% Vacant

Third Party Tenants	5
Anchor Tenants	Reading Cinemas Dome
Net Rentable Square Feet	60,118 SF (5,585 m^2)
Average Occupancy as of 9/30/2021	94.3%*
Weighted Average Lease Term	4.85 years**
1 New Lease – 01/01/2021 to 9/30/2021	1,097 SF (102 m^2)

* Excludes Reading Cinemas.
** Reading Cinemas lease excluded from Weighted Average Lease Term.

AU PROPERTY PORTFOLIO STRENGTHENS THROUGH COVID


UBISOFT
BIG

- Regarding the total Moving Annual Turnover for the Trailing Twelve Months (TTM) ended September 30, 2021 for Newmarket Village, Cannon Park and Belmont Common combined:
  - Q3 2020 to Q3 2021 experienced a 9% increase vs. TTM Q3 2019 to Q3 2020
  - Q3 2020 to Q3 2021 experienced a 7% increase vs. pre-COVID period TTM Q3 2018 to Q3 2019
- As AU borders remained closed, international travel spend was redistributed locally. Our centers benefitted from (i) essential service tenants like supermarkets that experienced record sales and (ii) the COVID-19 trend of shopping local and supporting local business.


BIG
BIG
BIG



AU/NZ PROPERTY PORTFOLIO STRENGTHENS THROUGH COVID

- Despite the COVID-19 impacts, during 2020 and 2021 we continued to enhance our property portfolio with new leases/lease renewals, resulting in a 94% occupancy rate across our AU/NZ Real Estate Portfolio.
- Between April 2020 and September 2021, we completed:
  - 29 new leases (89,190 SF/8,286 m^2) to either new operators or tenants with expiring leases; and
  - 9 lease renewals (30,516 SF/2,835 m^2) with tenants exercising options.
- Our standard lease structure incorporates fixed annual increases.


ANYTIME FITNESS


Burgers and Wings
are my
favourite things...
BEERS

AU PROPERTY PORTFOLIO STRENGTHENS THROUGH COVID

At Newmarket Village, Cannon Park and Belmont Common, between April 2020 and September 2021, 13 new leases (31,312 SF/2,909 m²) were signed with new operators, further enhancing offers in our centers and providing quality fitouts.


THE feet PEOPLE





AU PROPERTY PORTFOLIO STRENGTHENS THROUGH COVID

At Newmarket Village, Cannon Park and Belmont Common, between April 2020 and September 2021, 8 existing tenants (18,794 SF/1,746 m^2) in AU exercised lease options and invested in new fitouts providing a foundation for long-term growth.


EPIC HAIR
DESIGNS




CRUST


WHOLELIFE
PHARMACY & HEALTHFOODS


PHARMACY & HEALTHFOODS
WHOLE LIFE

AU PROPERTY RENT COLLECTIONS PROACTIVELY MANAGED THROUGH 2020-2021

- We supported our eligible third-party AU property tenants with rent abatements and/or deferrals, in line with Code of Conduct legislation. The legislation was further extended in VIC and NSW due to the latest COVID-19 Delta outbreak and lockdowns.
- Between April 2020 and January 31, 2021, deferred rent total was AU$442K.
- At the end of Q2 2021, the deferred rent balance reduced to AU$94K, and by end of Q3 2021 the balance reduced further to AU$63K.
- From January 1, 2021 through September 30, 2021, only approx. 0.3% (or AU$29K) of recurring rents abated.


missclaudes.com.au


TE PAPA MUSEUM
TAKINA
(under construction)
WAKEFIELD CARPARK
COURTENAY CENTRAL
TORY CARPARK

KEY PROPERTY ASSETS WELLINGTON, CAPITAL OF NEW ZEALAND

On a consolidated basis and through various subsidiaries, we own 161,071 SF of land of which 85,000 SF is improved with the Courtenay Central building, which includes Reading Cinemas (temporarily closed for seismic reasons) and 53,755 SF of retail space.

The 161,071 SF comprises three land parcels, which combined represent a rare pocket of flat land situated near the vibrant waterfront in the heart of Te Aro, Wellington CBD.

KEY PROPERTY ASSETS
WELLINGTON, CAPITAL OF NEW ZEALAND

Wellington remains a resilient global city, and although COVID-19 has impacted retail and commercial markets, the leasing market is showing signs of recovery.

- Te Aro is a neighborhood with a vibrant café culture, world-class dining, breweries, roof-top bars, galleries and boutique retail; recreational opportunities, parks and Wellington's waterfront.
- Situated opposite our properties is Takina, the Wellington Convention and Exhibition Centre, a bold new NZ$180 million venue with a targeted mid-2023 construction completion.
- Te Aro continues to be the location of multiple state-of-the-art developments which are currently under construction.




TAKINA – CONCEPT DESIGN



KEY PROPERTY ASSETS - WELLINGTON, CAPITAL OF NEW ZEALAND



Without incurring material development funds during the 2020-2021 COVID-19 pandemic, we continued to work through options to determine feasible development strategies.

- In cooperation with the Wellington City Council:
    - We obtained, through our relevant subsidiaries, approval to use the Wakefield Street and Tory Street properties for parking for the next 15 years.
    - As a condition to these approvals, two urban activations on these properties are in progress and will provide an inviting temporary community space.
- We have been engaging in "without prejudice" discussions with Countdown supermarket, despite vigorously defending arbitration filed by Countdown's parent company.
- Secured multi-year lease for digital billboard located on the Wakefield Street property.

ELEVATING COMMUNITY BY ENGAGEMENT REMAINS CORE TO OUR PROPERTY PORTFOLIO STRATEGY

Despite the impacts and uncertainty of COVID-19, we continue to engage with our communities. We prioritize giving back to our local communities and loyal customers by marketing to their needs through the creation of memorable in-center and cinema cross promotion experiences.

- Engage and enrich our communities.
- Connecting our customers to our centers and cinemas.
- Collaborate and support our tenants during COVID-19 and thereafter.
- Exploit the synergies between our cinema audiences and center customers.




LOVE MOVIES?







CONTINUED STRENGTHENING OF OUR INTERNAL PROPERTY TEAM

- Following an earlier transition of bringing our property management in-house, in April 2020 we also transitioned our property portfolio lease administration in-house.
- This resulted in financial efficiencies, improved third-party tenant relationships, reduced tenant arrears and improved internal property processes.


Eat Like You've Hit The Jackpot





US REAL ESTATE PORTFOLIO

Up to 73,113 SF of net leasable area (inclusive of potential BOMA adjustments) comprised of retail & office

75% interest in a 21,000 SF NYC cinema building (with development potential of 80,000 SF, plus additional 16,000 SF of air rights) - Cinemas 123

9,000 SF Off Broadway style theater in NYC with one stage – Minetta Lane Theatre

5,000 SF Off Broadway style theater in NYC with one stage – Orpheum Theatre

3,200 foot long and at least 70 foot wide elevated rail track in Philadelphia, PA - the Reading Viaduct

24 Taxable Parcels in Philadelphia, PA surrounding or adjacent to the Viaduct

24,000 SF Office Building in Culver City, CA (50% leased to third party)

*Data as of December 7, 2021

NEW YORK CITY – OFF-BROADWAY THEATRES
COMPANY OWNS LAND & BUILDINGS

ORPHEUM THEATRE (approx. 5,000 SF)

- One stage (347 seats) in the heart of New York City's East Village
- For almost three decades, Orpheum has been home to STOMP
- Forced to temporarily close in March 2020 due to the COVID-19 pandemic, re-opened July 20, 2021
- STOMP was one of the first long-running shows in NYC to take the stage following the start of the pandemic

MINETTA LANE THEATRE (approx. 9,000 SF)

- One stage (399 seats) in the heart of New York City's West Village
- Forced to temporarily close in March 2020 due to the COVID-19 pandemic, re-opened October 8, 2021
- Minetta Lane is licensed through March 2022 (plus further option) to Audible, a subsidiary of Amazon, who produces limited-run productions and live-recorded events


audible theater

44 UNION SQUARE

UP TO 73,113 SF OF RETAIL/OFFICE SPACE IN UNION SQUARE AREA OF NYC

- We are working with a leading national retailer to take three floors to create a flagship store with a targeted rent start of 2022.
- With respect to the remaining floors, the NYC leasing market is showing signs of recovery after being heavily impacted by the COVID-19 pandemic. We are confident in the long-term outlook for NYC.












wwp
beauty

5995
SEPULVEDA

24,000 SF OFFICE BLDG. IN CULVER CITY, CA

- Culver City and neighboring Playa Vista are now home to Google, Facebook, Microsoft, IMAX, Vevo, Verizon, Electronic Arts, Sony, Apple, Amazon, HBO and TikTok.
- One full floor currently serves as one of the Company's operational and administrative centers and the other full floor is leased to WWP Inc., a leading beauty and personal care packaging company.



CINEMAS 123

NEW YORK CITY PROPERTY
ACROSS FROM BLOOMINGDALES

- 7,900 SF gross land area
- With inclusionary rights, we can build up to a maximum of approx. 96,000 RSF above grade.
- Though NYC commercial markets have been heavily impacted by COVID-19, we are confident in the long-term outlook for NYC.
- Development plans for Cinemas 123 will be on hold to allow market conditions to normalize.
- As we monitor market conditions, we have been operating the property as Cinemas 123 by Angelika (3 screen specialized cinema) since March 2021.



READING VIADUCT & ADJACENT PROPERTIES

PHILADELPHIA, PA

- Our Reading Viaduct is 3,200 feet in length and at least 70 feet wide. Several small parcels (which all have air rights) adjacent to the Viaduct are also owned by Reading.
- Center City District completed Phase One of Philadelphia's new elevated Rail Park.
- During the pandemic, we completed various demolition and clean up projects and retained a noted park designer to assist in master-planning the Viaduct.
- All Viaduct related properties are unencumbered.

GLOBAL CINEMA STRATEGY

2022-2023

- Proactively adjust our operating, programming and marketing strategies to take into account the wide-ranging impacts of the 2020-2021 COVID-19 crisis, including building long-term guest confidence in a safe and responsible cinema environment.
- Improve operating income by focusing on strategic initiatives developed during COVID-19.
- Grow cinema-based business through a disciplined approach to renovations and new opportunities.



READING

CONSOLIDATED THEATRES

GLOBAL CINEMA PORTFOLIO

62 MOVIE THEATERS (510 SCREENS)
ACROSS AUSTRALIA, NEW ZEALAND AND THE UNITED STATES

AUSTRALIA

- 26 locations / 202 screens
- 4th largest exhibitor in terms of box office†*
- Operations began in 1996 – over 25 years of operating experience

NEW ZEALAND

- 12 locations / 70 screens
- 3rd largest exhibitor in terms of box office†*
- Operations began in 2002 – almost two decades of operating experience

UNITED STATES

- 24 locations / 238 screens
- 10th largest exhibitor in terms of box office*
- Operations in 7 states (including D.C.)
- Leading specialty exhibitor with Angelika brand and a market leader in Hawaii







* For the quarter ended September 30, 2021.

† Gross Box Office data excludes Joint Ventures.

CINEMA PORTFOLIO DIFFERENCES FROM PEERS

INTERNATIONAL PORTFOLIO

AU AND NZ ARE TWO STABLE ECONOMIES WITH STRONG LOCAL FILM PRODUCTION, ENHANCING PROGRAMMING LED BY HOLLYWOOD MOVIES

- 60% of our Total Theater Revenues generated in AU and NZ*


NZ 11%
US 40%
AU 49%
AU CINEMA REVENUE
NZ CINEMA REVENUE
US CINEMA REVENUE

OWNERSHIP VS. LEASING

REDUCES MONTHLY OCCUPANCY COSTS, PROVIDES FINANCING FLEXIBILITY

- We own land underlying 16% of our cinemas*


READING
16%
84%

SPECIALTY AND COMMERCIAL PROGRAMMING

INTERNAL BOX OFFICE DIVERSIFICATION, CUSTOMER PROFILE GENERATES HIGHER SPENDS PER PATRON

- Inspired by our Angelika Film Center brand, approx. 20% of our cinemas reflect a strong arthouse programming

ANGELIKA
FILM CENTER & CAFE

*Notes:
Revenue data as of TTM September 2021.
Cinema portfolio is based on number of leased vs owned theaters including joint ventures.
Reading data is as of September 30, 2021.

GLOBAL CINEMAS

2020 - 2021 TIMELINE

COVID-19 RELATED TEMPORARY CLOSURES AND RE-OPENINGS AT MONTH'S END*



55 55 0 0 7 26 26 27 36 38 41 42 38 40 50 51 44 45 48 32 41 54 55 56
9 9 9 9 9 9 9 9 9 8 8 9 9 9 9 9 8 8 8 9
23 23 17 17 16 16 16 23 24 22 24 22 22 15 16 19 11 12 25 25 25
23 23 7 2 11 13 9 9 8 8 19 20 20 20 20 21 21 21 22 22
Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 **Dec 2021
U.S. OPENINGS
AU OPENINGS
NZ OPENINGS

AS OF DECEMBER 7, 2021

AU/NZ CINEMAS – 100% REOPENED (34 CINEMAS), SOME WITH SEATING RESTRICTIONS*

US CINEMAS – 92% REOPENED (22 OUT OF 24 CINEMAS)

For purposes of calculating reopened cinemas, this chart excludes (i) the Courtenay Central cinema, which has been closed since January 2019 due to seismic concerns, and (ii) joint ventures where management is by another exhibitor.
**Location count for December 2021 is as of December 7, 2021.

GLOBAL CINEMAS

OPERATIONAL STATUS AS OF DECEMBER 7, 2021

CINEMA DIVISION	COUNTRY VACCINATION RATE	OPERATIONAL STATUS	PROOF OF VACCINATION REQUIREMENTS (GUESTS & STAFF)	MASK REQUIREMENTS	APPLICABLE SEATING RESTRICTIONS
Australia	86.9% of people 12+ fully vaccinated 74% of all people fully vaccinated	100% of circuit re-opened	YES - NSW, VIC, QLD (as of December 17) NO - WA, SA, TAS	YES – SA, NSW (until December 15) NO – VIC, QLD, WA, TAS	NONE TODAY
New Zealand	88% of people 12+ fully vaccinated 75.9% of all people fully vaccinated	Removing Courtenay Central from count (which is temporarily closed for seismic reasons), 100% of circuit re-opened	YES	YES – Lynn Mall & Rotorua NO - Other NZ cinemas	Lynn Mall & Rotorua - 100 people per auditorium (based on 1m physical distancing) NO - Remainder of NZ
United States	63.8% of people 5+ fully vaccinated 60% of all fully vaccinated	Except for Kapolei (temporarily closed for renovation) and Koolau (pending landlord discussions), 92% of circuit re-opened	YES - NYC, Hawaii NO - CA, TX, VA, DC, NJ	YES - Hawaii, Dallas NO – NYC, DC, VA, NJ, CA, Plano	NONE TODAY

2021 GLOBAL INDUSTRY BOX OFFICE RECOVERING

COVID-19 DECIMATED THE 2020 INDUSTRY BOX OFFICE, BUT 2021 IS BOUNCING BACK

	2020 BOX OFFICE	YTD NOVEMBER 2021 BOX OFFICE
Global	$12.2 billion (down 72% vs. 2019)	$17.3 billion (down 60% vs. 2019)
North America	$2.3 billion (down 81% vs. 2019)	$3.6 billion (down 64% vs. 2019)
Australia	AU$404.0 million (down 67% vs. 2019)	AU$495.7 million (down 55% vs. 2019)
New Zealand	NZ$74.4 million (down 64% vs. 2019)	NZ$87.3 million (down 53% vs. 2019)



NO TIME TO DIE
EMMA STONE
GODZILLA vs KONG
VENOM
Cruella



HALLOWEEN KILLS
ETERNALS
F9
RAYA
FREE GUY

2021 GLOBAL INDUSTRY BOX OFFICE RECOVERING

ANTICIPATED BLOCKBUSTERS PREMIERING IN LAST DAYS OF 2021


SPIDER-MAN
No Way Home
DECEMBER 17


THE
MATRIX
RESURRECTIONS
CHRISTMAS


ILLUMINATION
SING
2
IN THEATERS
CHRISTMAS

EACH CINEMA DIVISION BOX OFFICE OUTPERFORMS INDUSTRY ON % BASIS
AS OF YTD ENDED NOV. 2021 (VS SAME PERIOD 2020)


UNITED STATES
90%
70%
50%
30%
10%
-10%
-30%
-50%
-70%
-90%
2019
2020
YTD Nov 2021
Market
Reading


AUSTRALIA
50%
30%
10%
-10%
-30%
-50%
-70%
-90%
2019
2020
YTD Nov 2021
Market
Reading


NEW ZEALAND
30%
10%
-10%
-30%
-50%
-70%
2019
2020
YTD Nov 2021
Market
Reading

*Data from Comscore.


LIGHTYEAR
06:2022
Disney PIXAR

2022 GLOBAL MOVIE LINE-UP
EXCITING AND ENCOURAGING


THOR
LOVE AND THUNDER


JOHN WICK
CHAPTER 4


DOCTOR STRANGE
MULTIVERSE OF MADNESS




BRACE YOURSELF
minions
THE RISE OF GRU


BLACK PANTHER
WAKANDA
FOREVER


FLASH


FANTASTIC
BEASTS
III




TOP GUN

ANGELIKA – OUR SPECIALTY BRAND

ANGELIKA FILM CENTER & CAFE

SPECIALTY FILM TITLES HAVE SHOWED STRENGTH IN 2021


"BRILLIANT... A BRAKELESS FREEWHEEL THROUGH A TEEMING BAZAAR"
THE FRENCH DISPATCH


ALANA HAIM COOPER HOFFMAN SEAN PENN TOM WAITS
BRADLEY COOPER BENNY SAFDIE
LICORICE PIZZA


ROADRUNNER
A FILM ABOUT ANTHONY BOURDAIN

THE FRENCH DISPATCH
$143,000 - Opening Week Box Office at Angelika NYC – Eighth highest Opening Week in the last decade.

LICORICE PIZZA
$131,000 - Opening Week Box Office at Village East by Angelika – Fourth highest Opening Week in last decade.

ROADRUNNER
$63,000 - Opening Week Box Office at Angelika NYC – Second highest Opening Week since April 1, 2020.

QUALITY SPECIALTY RELEASES WILL SUPPORT ANGELIKA CIRCUIT INTO EARLY 2022


PARALLEL MOTHERS
A FILM BY ALMODOVAR
PENÉLOPE CRUZ
MILENA SMIT


An Apple Original Film
DENZEL WASHINGTON
FRANCES McDORMAND
THE TRAGEDY OF MACBETH
JOEL COEN
IN THEATERS DECEMBER 25


PETER DINKLAGE
HALEY BENNETT
KELVIN HARRISON JR.
Cyrano
COMING SOON

2020-2021 - AU/NZ FILM PRODUCTION SUPPORTS LOCAL BOX OFFICE

WE ANTICIPATE AN INCREASING FUTURE CONTRIBUTION BY AU/NZ FILM PRODUCTION TO LOCAL EXHIBITORS


ERIC BANA
THE
DRY


PENGUIN BLOOM


NEILL
RICHARDSON
RAMS
IN CINEMAS AUGUST 27


SAVAGE


COUSINS

THE DRY
With A$20.8 million in box office, 5th highest grossing movie in AU in 2021 and following a Jan 1 release played for 34 weeks in cinemas

PENGUIN BLOOM
With A$7.5 million in box office, it was #20 highest grossing AU film

RAMS
Generated A$4.7m in AU and NZ$1.1m in NZ

SAVAGE
With NZ$1.6 million in box office, the highest grossing New Zealand made film of 2020 and in the 2020 Top 20 highest grossing films in NZ

COUSINS
With NZ$1.6 million at the box office, the highest grossing New Zealand made film of 2021 and in the 2021 Top 20 highest grossing films in NZ

THE EVOLVING THEATRICAL WINDOW

- Major Studios/Specialty Distributors continue to publicly and privately recognize that the event of watching a movie in a Big Screen environment with a shared audience has played and will continue to play an essential part in the distribution of entertainment.
- Economics of releasing tentpole films require a theatrical engagement.
- The pent-up demand was demonstrated by our Q3 and Q4 2021 US box office results
  - October 2021 best attended month for our US Cinemas since start of pandemic
  - Presales for *Spider-man: No Way Home* have been substantially stronger than any movie since pandemic began



2021 AU BOX OFFICE IMPACTED, BUT BOUNCES BACK



TITAN LUXE
DOLBY ATMOS

Due to the various 2021 COVID lockdowns in AU, our AU Reading Cinemas circuit was negatively impacted by (i) 431 days of cinema closures and (ii) studio movie release changes. As of October 29, 2021, all Reading Cinemas in Australia had re-opened. Movies releasing in November in AU included: *No Time to Die*, *Eternals*, *Venom* and *Boss Baby*.

AU READING CINEMAS NOVEMBER 2021 BOX OFFICE

CIRCUIT BOX OFFICE
3% INCREASE VS. 2019

“The immersive bigger-than-life movie theatre experience remains a singular, essential and relevant part of the entertainment diet of consumers around the world. The gold standard experience created by cinemas combined with amazing studio films will continue to draw enthusiastic crowds now and in the future.”

PAUL DERGARABEDIAN
COMSCORE’S SENIOR MEDIA ANALYST



AFTER SIGNIFICANT INVESTMENT IN OUR CINEMA PORTFOLIO SINCE 2015, CIRCUIT IS READY FOR POST COVID-19 RECOVERY

RECLINER SEATING

- 46% of US screens feature Luxury Recliner Seating
- 31% of AU/NZ screens feature Luxury Recliner Seating

PREMIUM LARGE FORMAT (PLF) SCREENS

- 33% of US theaters feature at least one PLF auditorium (IMAX, TITAN LUXE or TITAN XC)
- 53% of AU/NZ theaters feature a PLF Auditorium (TITAN XC or LUXE)

ELEVATED FOOD & BEVERAGE

- 75% of US cinemas offer enhanced F&B menus (including liquor)
- 53% of AU/NZ cinemas offer enhanced F&B menus
- 58% of our global cinemas serve liquor

Note: Above statistics include (i) plans for new Traralgon theater opening in December 2022, (ii) renovation plans for Consolidated Theatres in Kapolei projected to relaunch in January 2022, and (ii) joint ventures.








TITAN LUXE





US CINEMAS UPGRADED THROUGH COVID-19
TWO CONSOLIDATED THEATRES IN HAWAII RENOVATED

- Consolidated Theatres at the Kahala Mall re-opened November 2021
  - All eight screens converted to luxury recliners
  - F&B elevated with creation of dine in Café & Bar
  - Lobby renovated
- Consolidated Theatres at Kapolei Entertainment Center expected to re-open January 2022 post renovation


A Reimagined Cinema Experience at the
KAPOLEI ENTERTAINMENT CENTRE

2020-2021 – F&B FOCUS DRIVES RECORD SPEND PER PATRON AGAIN

RECORD F&B SPEND PER PATRON SET BY EACH DIVISION


THE FRENCH DISPATCH
MENU
FRENCH ONION SOUP
SAVOURY CROISSANT
GRUYERE CHEESE & CARAMALISED ONION
CROQUE MONSIUER
HAM, CHEESE, DIJON MUSTARD & BECHAMEL SAUCE
CHOCOLATE CROISSANT
MACARON

YTD AS OF 9/30/2021 (VS. YTD 9/30/2020)

US	US$7.70	(up 35%)
AU	AU$6.57	(up 20%)
NZ	NZ$5.57	(up 15%)


CARNAGE COCKTAIL
GIN SOAKED BLUEBERRIES, WHITE RUM, SIMPLE SYRUP, LIME & SODA
$18
VENOM
LET THERE BE CARNAGE


THE ETERNAL
SPICED RUM
GINGER BEER & LIME
$16
ETERNALS


NO TIME TO DIE
The Original
GET TICKETS


NO TIME TO DIE
Licence to Chill
GET TICKETS

READING CINEMAS DEVELOPMENT PIPELINE CONTINUES IN AU THROUGH COVID-19


TITAN LUXE
1
DOLBY ATMOS

TWO NEW READING CINEMAS OPENED, ONE SCHEDULED TO OPEN BEFORE YEAR END AND ONE ANNOUNCED

- Reading Cinemas with TITAN LUXE at DFO in Jindalee (QLD)
- Reading Cinemas with TITAN LUXE at Millers Junction Village in Altona (VIC)
- Reading Cinemas in Traralgon CBD (VIC) to open before year end 2021
- Reading Cinemas with TITAN LUXE at Busselton Central 2022


OPENING TOMORROW
TICKETS ON SALE NOW
WWW.READINGCINEMAS.COM.AU



FUTURE FOCUS ON EXPANDING ANGELIKA BRAND

THE CURATED FOCUS OF THE ANGELIKA IS ON INDEPENDENT AND GLOBAL FILM, DOCUMENTARIES & THE MORE SPECIALIZED MOVIES FROM MAJOR STUDIOS

ANGELIKA
FILM CENTER & CAFE

- Repositioned select theaters to incorporate Angelika branding
- First new international state-of-the-art Angelika opens late 2022
- Following December 2020 launch in US, Angelika Anywhere to launch in AU by end of 2021 and NZ in 2022
- Angelika membership program expanded by adding US in early 2022


ANGELIKA FILM CENTER

FUTURE FOCUS ON EXPANDING ANGELIKA BRAND

REBRANDED CERTAIN THEATERS

In 2021, we rebranded certain existing theaters with a strong and historic focus on curated specialty programming consistent with Angelika's mission.

Rebranding offers operational efficiencies and increased global audience for more effective strategic marketing.

CINEMA 1·2·3 BY ANGELIKA | THE TOWER THEATRE BY ANGELIKA | VILLAGE EAST BY ANGELIKA | STATE CINEMA BY ANGELIKA

FUTURE FOCUS ON EXPANDING ANGELIKA BRAND

FIRST NEW INTERNATIONAL STATE-OF-THE-ART ANGELIKA TO OPEN



- First international Angelika Film Centre opens in Brisbane area (QLD) in late 2022 in the sophisticated mixed-use development, South City Square
- 8 screens featuring all luxury recliners
- Elevated F&B offer
- Elegant and chic lobby lounge
- Curated specialty film programming in line with Angelika mission

FUTURE FOCUS ON EXPANDING ANGELIKA BRAND
STREAMING SERVICE LAUNCHES AU/NZ

ANGELIKA ANYWHERE
Curated for Film Lovers

- Angelika Anywhere is a streaming service and digital video store curated for film lovers and inspired by the community that, for the last 30 years, has supported NYC's Angelika Film Center, the most recognized dedicated arthouse in the world.
- Angelika Anywhere launched in the US in December 2020.
- Angelika service offers transactional video-on-demand rentals and digital purchases of films. Not subscription based or ad-supported.
- Angelika Anywhere will launch in AU by end of 2021 and in NZ during the first half of 2022.


NEW RELEASES
CURATED COLLECTIONS
ANGELIKA ANYWHERE
MY LIST
ACCOUNT
THE ANGELIKA VAULT
Night of the Kings
The Peanut Butter Falcon
A Fantastic Woman
Silver Linings Playbook
The Transfiguration
Manchester By The Sea
Latin America
LGBTQ+

FUTURE FOCUS ON EXPANDING ANGELIKA BRAND
MEMBERSHIP PROGRAM LAUNCHES IN US


STATE CINEMA
BY ANGELIKA
MEMBERSHIP

- The State Cinema by Angelika Membership Program is a paid annual membership program.
- During Q1 2022, an Angelika Membership Program will launch in the US.

CONTINUATION OF CERTAIN COVID-19 INITIATIVES:
CONTACTLESS TRANSACTIONS


SKIP THE LINE &
ORDER ONLINE
Mobile food & beverage ordering is here!
App Store
Google Play

- As communities faced COVID-19 challenges, we attempted to provide contact-free alternatives in our cinemas.
- In Q4 2020, we launched ordering F&B online on our US based app. We are further refining the US based app to ensure that we can maximize revenues from the app.
- In Q4 2021, we launched mobile F&B ordering in AU and NZ. The sales via mobile ordering to date have been encouraging.


ONLINE CANDY BAR NOW AVAILABLE
WWW.READINGCINEMAS.COM.AU

CONTINUATION OF CERTAIN COVID-19 INITIATIVES:
PRIVATE WATCH PARTIES

- As communities faced COVID-19 challenges, we took into account the varying comfort levels of different audience members and created a range of private auditorium rental options.
- US website/app modifications completed to allow guests to instantly book Private Watch Parties online with current film titles. And, functionality to be added in AU/NZ in 2022.
- With theater management coordination, we created bespoke private screening options for guests, including private auditorium rentals for "Gaming on Big Screen."


PRIVATE
WATCH
PARTY
elf


BOOK YOUR OWN PRIVATE
SPOOKY MOVIE
SCREENING
Exclusive
PRIVATE USE OF
AN AUDITORIUM
for up to
20 People
SCREAM
THE CONJURING
FRIDAY THE 13TH
PLUS MANY, MANY MORE TO CHOOSE FROM
PLEASE SEND US A MESSAGE FOR MORE INFORMATION


PRIVATE
WATCH
PARTY
JUST YOUR FAMILY & FRIENDS!
GHOSTBUSTERS
ETERNALS
Watch Hollywood's latest blockbusters on the Big Screen while socially distancing.
Up to 30 guests permitted
No minimum concession spend required!

CONTINUATION OF CERTAIN COVID-19 INITIATIVES:
CREATIVE PROGRAMMING AND EXPERIENCES


TOWER
LIVE MUSIC DINING OUTDOORS
SAT FEB 27 8 PM
POPCORN SALES
FRI TO SAT 4 TO 8 SUN 2 TO 6
STREAM OUR FILMS AT
ANGELIKA ANYWHERE
HELP SAVE THE TOWER


HITCHCOCK
TOBER
ALL SHOWS AT 7PM
PSYCHO


JANUARY 29-31
FEBRUARY 5-7
FEBRUARY 19-21
BOOK NOW WWW.READINGCINEMAS.COM.AU


HALF PRICE TUESDAY
ANY MOVIE.
ANY SHOW.
TICKETS 50%
TENDERS 50%
TUBS 50%
Every Tuesday at

Due to lack of major studio content during the COVID-19 crisis, our global programming teams were able to create programs or series based on major studio library titles to keep audiences engaged with our brands.

We will continue to focus on delighting our cinema guests with creative and exclusive programs and experiences.

READING
INTERNATIONAL

FINANCIAL REVIEW

GILBERT AVANES

EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER & TREASURER

SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS	NINE MONTHS ENDED SEPTEMBER 30,		
($ in thousands, except per share data)	2021	2020	2019
Revenues	$ 89,142	$ 62,841	$ 207,886
Operating Income (Loss)	(37,461)	(46,610)	7,209
Interest Expense, net	(10,437)	(6,176)	(5,924)
Gain (Loss) on Sale of Assets and Other Income (Expense)	94,581	(187)	190
Income Tax (Expense) Benefit	(12,380)	5,070	(1,101)
Net Income (Loss) Attributable to Reading International, Inc.	31,572	(47,806)	1,057
Earnings (Loss) Per Share	1.45	(2.20)	0.05
EBITDA	71,400	(30,551)	24,952
Adjusted EBITDA[1]	$ 71,428	$ (30,315)	$ 25,734

Source: Form 10-Q for the quarter and nine months ended September 30, 2021.
[1] For Adjusted EBITDA, for YTD Sep 2021 we have added back legal fees of $0.03 million, for YTD Sep 2020 we have added back legalfees of $0.24 million, and for YTD Sep 2019 we have added back legal fees of $0.2 million.

SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31,	
($ in thousands, except per share data)	2020	2019
Revenues	$ 77,862	$ 276,768
Operating Income (Loss)	(61,313)	9,123
Interest Expense, net	(9,354)	(7,904)
Gain (Loss) on Sale of Assets and Other Income (Expense)	292	323
Income Tax (Expense) Benefit	4,967	(28,837)
Net Income (Loss) Attributable to Reading International, Inc.	(65,200)	(26,429)
Earnings (Loss) Per Share	(3.00)	(1.17)
EBITDA	(38,496)	33,059
Adjusted EBITDA[1]	$ (38,902)	$ 34,024

Source: Form 10-K for year ended December 31, 2020.

[1] For Adjusted EBITDA, for 2020 we have removed legal fees of $0.4 million and for 2019 we have added back legal fees of $1.0 million.

SUMMARY BALANCE SHEET

($ in thousands)	9/30/2021	12/31/2020	12/31/2019
Cash and Cash Equivalents	$ 90,887	$ 26,826	$ 12,135
Receivables	2,565	2,438	7,085
Other Current Assets	12,033	27,203	7,779
Total Current Assets	105,485	56,467	26,999
Operating Property, Net	306,610	353,125	258,138
Operating Lease Right-Of-Use Assets	226,855	220,503	229,879
Investment and Development Property, Net	9,647	11,570	114,024
Investment in Unconsolidated Joint Ventures and Entities	4,882	5,025	5,069
Other Assets	41,682	43,479	40,880
Total Assets	$ 695,161	$ 690,169	$ 674,989
Total Current Liabilities less Current Debt	$ 97,382	$ 78,308	$ 73,757
Total Debt - Current and Long-Term Portion	242,627	282,583	207,012
Operating Lease Liabilities – Non-Current Portion	222,918	212,806	223,164
Other Long-Term Liabilities	28,661	35,299	31,440
Total Stockholders Equity	103,573	81,173	139,616
Total Liabilities & Stockholders Equity	$ 695,161	$ 690,169	$ 674,989

Sources: Form 10-Q for the quarter and nine months ended September 30, 2021 and Form 10-K for the year ended December 31, 2020.

READING INTERNATIONAL DEBT

DEBT SUMMARY

($ in thousands)	Corporate and/or Property Debt	Expiration Year	AS OF SEPTEMBER 30, 2021 Contractual Capacity	AS OF SEPTEMBER 30, 2021 Capacity Used	AS OF SEPTEMBER 30, 2021 Unused Capacity	AS OF DECEMBER 31, 2020 Contractual Capacity	AS OF DECEMBER 31, 2020 Capacity Used	AS OF DECEMBER 31, 2020 Unused Capacity
Trust Preferred Securities	C	2027	$ 27,913	$ 27,913	$ -	$ 27,913	$ 27,913	$ -
5995 Sepulveda	P	2027	9,000	9,000	-	9,186	9,186	-
44 Union Square [1]	P	2024	55,000	43,000	12,000 [3]	50,000	40,623	9,377
Bank of America	C	2023	60,000	47,800	12,200 [4]	60,000	56,200	3,800
Purchase Money Promissory Note	C	2024	2,216	2,216	-	2,883	2,883	-
Cinemas 1, 2, 3	P	2022	24,189	24,189	-	24,625	24,625	-
National Australia Bank [2]	C	2023	74,087	74,087	-	94,821	92,508	2,313
Westpac Bank [2]	C/P	2023	9,548	9,548	-	23,021	23,021	-
Minetta & Orpheum	P	2023	8,000	8,000	-	8,000	8,000	-
Total			**$ 269,953**	**$ 245,753**	**$ 24,200**	**$ 300,449**	**$ 284,959**	**$ 15,490**

Source: Form 10-Q for the period ended September 30, 2021, and Form 10-K for the year ended December 31, 2020.

(1) On May 7, 2021, the loan was converted to a new loan facility.

(2) The borrowings are denominated in foreign currency. The contractual capacity and capacity used were translated into U.S. dollars based on the applicable exchange rates as of September 30, 2021 and December 31, 2020.

(3) The $12,000 in unused capacity is restricted for the 44 Union Square redevelopment project.

(4) The Bank of America line of credit was subsequently converted to a term loan.

SUBSEQUENT TO OUR SEPTEMBER RESULTS, WE AMENDED THE FOLLOWING LOAN AGREEMENTS:

Bank of America

- On November 8, 2021, we amended our credit agreement with Bank of America. This new amendment replaces all of the required covenants with a single liquidity covenant and the loan has now been converted into a term loan.
- We repaid $2.8 million on November 8, 2021, as well as $0.5 million on December 1, 2021.
- On November 8, 2021, we repaid in full $5.0 million and retired our Bank of America line of credit.
- Currently, our Bank of America loan balance is $39.5 million.

National Australia Bank

- On November 2, 2021, NAB modified our Fixed Charge Cover Ratio and Leverage Ratio covenants, reducing the measurement requirements and in some instances removing the requirement to test.

2001-SEP 2021 TTM YEARLY FINANCIAL TREND in US$



Revenue & Adj EBITDA (000's)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
Assets & Debt (000's)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	9/30/21 TTM
Assets*	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588	$386,807	$401,586	$372,198	$405,766	$423,403	$439,237	$674,989	$690,169	$695,161
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759	$167,622	$163,198	$130,103	$147,697	$133,663	$166,205	$208,380	$284,121	$244,915
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430	$258,221	$255,242	$257,865	$270,866	$279,879	$308,931	$276,768	$77,862	$104,163
Adj EBITDA**	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582	$39,217	$40,853	$51,360	$40,966	$52,358	$50,336	$34,026	$(38,901)	$62,842
Debt/Adj EBITDA	-	14.22	10.30	8.86	18.15	7.64	9.28	12.01	7.19	7.24	5.60	5.07	4.27	3.99	2.53	3.61	2.55	3.30	6.12	(7.30)	3.90

Notes:

Data presented above have been adjusted to reflect adjustments, if any, to prior years based on the latest K's and Q's.

*Asset Value reflects amounts set forth in Reading public filings (10-Ks and 10-Qs). In many instances, the amounts do not reflect today's market values or take into account potential development value. Starting in 2019 leases are capitalized on our balance sheet.

**For Adjusted EBITDA, for TTM Sep 2021 we have added back legal fees of $0.6 million; 2020 we have removed legal fees of $0.4 million; 2019 we have added back legal fees of $1.0 million; for 2018 we have added back legal fees of $3.9 million; for 2017 we added back casualty loss recovery of $9.2 million and added back legal fees of $4.0 million; for 2016 we added back legal fees of $3.7 million; and for 2015 we added back legal fees of $1.2 million.



JAMES J. COTTER SR.

THE CORE VALUES & GUIDING PRINCIPLES INSPIRED BY OUR FOUNDER SUPPORTED US THROUGH COVID-19 CRISIS AND RECOVERY

EMPATHETIC approach to our stakeholders

ENTREPRENEURIAL approach to our business

EDUCATED analysis underpins our strategies

ENGAGING our guests is paramount to our success

EXECUTION is a focus of our multi-year strategy

EXTENDED VIEW means pursuing a long-term value strategy

OUR CONTROLLING STOCKHOLDERS REMAIN COMMITTED TO THE PRESERVATION OF LONG-TERM STOCKHOLDER VALUE

READING INTERNATIONAL

THANK YOU

WE ARE STILL HERE

OUR REAL ESTATE IS STRONG

OUR CINEMAS ARE RECOVERING